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Annual Report

November 30, 2002

Merrill Lynch
Global Balanced Fund

www.mlim.ml.com

                       MERRILL LYNCH GLOBAL BALANCED FUND

Worldwide Investments As of 11/30/02

                                                                    Percent of
Ten Largest Equity Holdings                                         Net Assets
--------------------------------------------------------------------------------
Microsoft Corporation ...........................................       2.0%
Citigroup Inc. ..................................................       1.8
Pfizer Inc. .....................................................       1.6
Exxon Mobil Corporation .........................................       1.3
Royal Dutch Petroleum Company ...................................       1.3
Rio Tinto PLC (Registered Shares) ...............................       1.2
ENI SpA .........................................................       1.2
TotalFinaElf SA .................................................       1.1
BP Amoco PLC ....................................................       1.1
Verizon Communications ..........................................       1.1
--------------------------------------------------------------------------------

                                                                    Percent of
Ten Largest Fixed Income Holdings                                   Net Assets
--------------------------------------------------------------------------------
U.S. Treasury Notes, 2.125% due 8/31/2004 .......................       3.1%
Netherlands Government Bonds, 5.50% due 7/15/2010 ...............       3.0
Republic of Italy, 1.80% due 2/23/2010 ..........................       2.7
Bundesrepublic Deutschland, 6% due 7/04/2007 ....................       2.2
Bundesrepublic Deutschland, 5.25% due 7/04/2010 .................       1.9
Deutsche Ausgleichsbank, 1.85% due 9/20/2010 ....................       1.7
Netherlands Government Bonds, 5.25% due 7/15/2008 ...............       1.6
U.S. Treasury Notes, 3.50% due 11/15/2006 .......................       1.5
KFW International Finance, 1.75% due 3/23/2010 ..................       1.4
French OAT, 5.75% due 10/25/2032 ................................       1.4
--------------------------------------------------------------------------------

                                                                    Percent of
Asset Mix                                                           Net Assets
--------------------------------------------------------------------------------
Common Stock ....................................................      63.6%
Fixed Income Securities .........................................      30.6
Cash Equivalents ................................................       5.8
                                                                      -----
Total ...........................................................     100.0%
                                                                      =====
--------------------------------------------------------------------------------

                                                                    Percent of
Five Largest Industries* (Equity Investments)                       Net Assets
--------------------------------------------------------------------------------
Pharmaceuticals .................................................       6.7%
Banks ...........................................................       6.0
Oil & Gas .......................................................       6.0
Diversified Financials ..........................................       5.1
Media ...........................................................       4.6
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                    Percent of
Geographic Allocation                                               Net Assets+
--------------------------------------------------------------------------------
United States ...................................................      45.1%
United Kingdom ..................................................      11.7
Germany .........................................................       6.9
Japan ...........................................................       5.9
Netherlands .....................................................       5.9
Italy ...........................................................       5.1
France ..........................................................       3.9
Denmark .........................................................       1.7
Switzerland .....................................................       1.4
Austria .........................................................       1.3
Ireland .........................................................       1.2
Canada ..........................................................       0.9
Finland .........................................................       0.8
Hong Kong .......................................................       0.8
Belgium .........................................................       0.6
Sweden ..........................................................       0.6
Spain ...........................................................       0.4
--------------------------------------------------------------------------------

+     Total may not equal 100%.

                           Merrill Lynch Global Balanced Fund, November 30, 2002

DEAR SHAREHOLDER

Fiscal Year in Review

For the 12 months ended November 30, 2002, Merrill Lynch Global Balanced Fund's Class A, Class B, Class C and Class D Shares had total returns of -6.48%, -7.48%, -7.36% and -6.61%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.) This compares to the -15.27% total return of the unmanaged Morgan Stanley Capital International (MSCI) World Index and the +5.40% total return for the unmanaged Salomon Smith Barney (SSB) World Government Bond Index (Hedged) during the 12-month period ended November 30, 2002.

Asset allocation between equities and bonds had a broadly neutral impact on performance relative to the composite benchmark index, a combination of the MSCI World Index and the SSB World Government Bond Index (Hedged), during the 12-month period ended November 30, 2002. While relative performance suffered from a small overweight position in equities on average over the period, this effect was offset by timely tactical changes in the degree of overweighting or, on occasion, underweighting.

The equity component of the Portfolio outperformed its benchmark index during the 12-month period ended November 30, 2002. Our combination of defensive companies balanced with some more traditional cyclical areas of the market was beneficial in terms of overall performance. Our outperformance was driven in particular by positive contributions from the information technology and consumer discretionary sectors.

While stock selection was the key driver of outperformance within information technology, our underweight stance toward the sector was also positive given its severe underperformance as expectations for a robust economic recovery were pushed out further. Another positive was our stock selection in the consumer discretionary sector where focus on content generators such as Reed Elsevier PLC and The McGraw-Hill Companies, Inc. proved beneficial.

The fixed income component of the Portfolio underperformed the benchmark index over the period. There was a negative contribution from the long duration position in December 2001, when bond yields started to rise with growing optimism of an early economic recovery. In the first five months of 2002, the bond portfolio slightly outperformed the benchmark index. In the second half of the period, the portfolio underperformed because of the short duration stance in U.S. Treasury issues and in the Euro area government bonds. There was a smaller positive contribution from the relative outperformance of the Euro area government bonds over U.K. gilts toward the end of the period.

Economic and Market Review

Global equity markets fell during the 12 months ended November 30, 2002, as nominal economic growth remained soft and concerns about corporate accounting and the geopolitical situation led investors to demand a higher risk premium. Global markets rose at the beginning of the period, aided by Federal Reserve Board Chairman Alan Greenspan's statement that an economic expansion was well under way. The release of more robust economic data also aided market sentiment, as did confirmation that the U.S. economy had expanded strongly over the first quarter of 2002. However, markets failed to progress in the second quarter as profit guidance from corporations remained cautious and economic indicators pointed to a slower pace of expansion.

Markets fell heavily in June and July as revelations of further accounting irregularities at high-profile U.S. companies such as WorldCom, Inc. and Xerox Corporation dealt a heavy blow to investor confidence. Uninspiring corporate profit guidance together with softer economic indicators reduced the attraction of U.S. equities relative to other areas and caused the dollar to weaken.

Markets then stabilized temporarily as investor sentiment was helped when the Securities and Exchange Commission's August 14, 2002 deadline for chief executive officers to personally verify the accuracy of company statements passed with no further major issues. However, toward the end of the third quarter, equity markets fell sharply again because of deteriorating economic data and increasing geopolitical tensions.

Sentiment was also negatively impacted by concerns over the solvency of European financials given continued equity market weakness and deteriorating credit quality. This prompted a flood of rights issues. The Japanese market held up comparatively well, helped by the Bank of Japan's surprise announcement that it would buy stocks held by banks. This helped catalyze further government policy to address non-performing loans.

Markets then rallied strongly from October, as third-quarter earnings numbers came in line with (to marginally ahead of) investors' lowered expectations. A further boost to sentiment was provided by the U.S. Federal Reserve Board's move to reduce interest rates by 50 basis points (.50%) in November.

Global bond markets performed poorly in the beginning of the period as evidence of economic recovery was starting to come through. However, starting in the late spring, concerns over a possible double-dip recession surfaced and risk aversion increased. Investor confidence was also undermined by the negative news flow about poor corporate governance and rising geopolitical tensions. As a result, government bonds rallied strongly in the summer and early fall. Yield curves steepened on interest rate cut expectations both in the United States and in Europe. Toward the end of the period, the United States was showing signs of more stable growth, and bond yields increased moderately again. The Japanese government bond market performed well despite downgrades by the major rating agencies, supported by strong domestic demand and a slowing economic recovery. In the currency markets, the euro rallied against the U.S. dollar on equity weakness, the growing U.S. trade deficit, and generally lackluster economic data, reaching parity by the end of the period.

Portfolio Activity

The Portfolio began the period with a neutral stance toward equity markets but moved overweight in February following the sharp correction in January. We judged that while relative valuation between bonds and equities was no better than neutral (for equities), liquidity growth and improving economic growth momentum supported an overweight stance. The overweight position in equities was trimmed in March after a strong bounce but a small overweight position was maintained until early July. A meaningful overweight position in equities was reinstated in early August after severe weakness over the previous few weeks had improved the relative valuation of equities. Moreover, an improvement in U.S. liquidity measures had begun to emerge.

Once again, the markets proved very volatile, and we took advantage of a strong equity rally in August to trim equity exposure back to neutral in early September. Small positions either side of the benchmark weights were held during the ensuing equity market weakness, before we moved back to a clearly overweight equities stance in the second half of October. This position then received support from a number of indicators suggesting the global economy was recovering from the "soft spot" that had taken hold over the summer. However, mindful of a number of longer-term (structural) dampening factors on equity markets, we once again adopted a tactical approach and reduced equities back to neutral at the end of the 12-month period after a strong rally.

Within equity markets, we made only modest changes to the Portfolio's underlying structure during the 12 months ended November 30, 2002. We increased our exposure to selected cyclical areas such as materials and media, which was balanced with our emphasis on more defensive areas of the market including food, beverage and tobacco companies and utilities.

We also increased our exposure to the consumer discretionary sector during the period, primarily by adding to selected media holdings, where valuations were considered attractive relative to other cyclical areas of the market. We established a holding in the international publishing company The McGraw-Hill Companies, Inc., which is one of the leading providers of business and financial information owning brands such as Business Week and Standard & Poor's. In the materials sector, we added to our holdings in selected mining companies such as Rio Tinto PLC and Billiton PLC, which we expect to benefit from rising commodity prices as economic growth recovers.

Elsewhere in the Portfolio, we reduced our exposure to the health care sector, primarily through the sale of selected


                                     2 & 3

                           Merrill Lynch Global Balanced Fund, November 30, 2002

pharmaceutical holdings. We sold our position in Schering-Plough Corporation as is it appeared likely that the transition of patients from Claritin to its new allergy drug, Clarinex, would prove more difficult than we anticipated as the latter appears to have only marginally better performance. We also believed that the Food and Drug Administration's decision that Claritin could be sold over the counter without prescription was likely to lead to lower pricing. We sold our holding in Bristol-Myers Squibb Company following the release of clinical trial data on its potentially important new hypertension drug, Vanlev, showed worse-than-anticipated side effects. This led us to reevaluate the commercial viability of this product and reduce our earnings forecasts.

Within the fixed income component of the Fund, the long duration position in U.S. Treasury issues was closed on signs of an improving economy at the end of 2001. An overall short duration position was established. The Portfolio remained generally slightly underweight in U.S. Treasury issues in the summer and fall, as the market was starting to look increasingly overvalued. The long duration position in the Euro area was first scaled back and a small underweight position was established in April. With the rally continuing, the duration was brought back to neutral, and a yield curve flattening position was established in the long end of the curve. The portfolio remained underweight in U.K. gilts. The small underweight position in Japan was closed in the late summer.

Market Outlook

Recent macroeconomic data have improved slightly, underpinning our belief that a gradual recovery in global economic growth will ultimately be sustained. We expect U.S. economic policy to remain accommodative until growth in final demand has been assured. However, we expect the profile of economic growth going forward to be modest.

The recent sustained rally has reduced valuation support for the market generally and returned many individual companies to fully valued or expensive territory. Consequently, we retain our focus on investing in high-quality franchises at reasonable valuations. This continues to lead us to a balanced strategy, which combines selected cyclicality with defensive companies that we believe offer good growth at reasonable valuations.

In Conclusion

We thank you for your investment in Merrill Lynch Global Balanced Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Chris Turner

Chris Turner
Vice President and
Senior Portfolio Manager

January 2, 2003

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                  6-Month        12-Month      Since Inception
As of November 30, 2002                        Total Return    Total Return     Total Return
==============================================================================================
ML Global Balanced Class A Shares*               - 6.05%          - 6.48%          -14.20%
----------------------------------------------------------------------------------------------
ML Global Balanced Class B Shares*               - 6.60           - 7.48           -17.33
----------------------------------------------------------------------------------------------
ML Global Balanced Class C Shares*               - 6.49           - 7.36           -17.27
----------------------------------------------------------------------------------------------
ML Global Balanced Class D Shares*               - 6.07           - 6.61           -14.94
----------------------------------------------------------------------------------------------
MSCI World Index**                               -13.27           -15.27           -29.41
----------------------------------------------------------------------------------------------
SSB World Government Bond Index (Hedged)***      + 5.18           + 5.40           +24.28
----------------------------------------------------------------------------------------------
Composite Index****                              - 5.80           - 7.00           -10.13
==============================================================================================

   * Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 4/30/99.
  ** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States.
 *** This unmanaged market-capitalization weighted Index tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
**** The Composite Index is comprised of 60% of Morgan Stanley Capital International World Index and 40% of Salomon Smith Barney World Government Bond Index (Hedged).


                                     4 & 5

                           Merrill Lynch Global Balanced Fund, November 30, 2002

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment--Class A & Class B Shares.

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the MSCI World Index, Salomon Smith Barney World Government Bond Index (Hedged) and the Composite Index. Values are from April 1999 to November 2002.

                         4/30/99     11/99     11/00     11/01     11/02
ML Global Balanced
Fund+--Class A Shares*   $ 9,475   $10,233   $ 9,660   $ 8,693   $ 8,130

ML Global Balanced
Fund+--Class B Shares*   $10,000   $10,730   $10,039   $ 8,936   $ 8,268

MSCI World Index++       $10,000   $10,739   $ 9,918   $ 8,330   $ 7,059

Salomon Smith Barney
World Government Bond
Index (Hedged)+++        $10,000   $ 9,945   $10,869   $11,792   $12,429

Composite Index++++      $10,000   $10,424   $10,334   $ 9,664   $ 8,988

Total Return Based on a $10,000 Investment--Class C & Class D Shares.

A line graph depicting the growth of an investment in the Fund's Class C & Class D Shares compared to growth of an investment in the MSCI World Index, Salomon Smith Barney World Government Bond Index (Hedged) and the Composite Index. Values are from April 1999 to November 2002.

                         4/30/99     11/99     11/00     11/01     11/02
ML Global Balanced
Fund+--Class C Shares*   $10,000   $10,730   $10,030   $ 8,930   $ 8,273

ML Global Balanced
Fund+--Class D Shares*   $ 9,475   $10,214   $ 9,627   $ 8,630   $ 8,060

MSCI World Index++       $10,000   $10,739   $ 9,918   $ 8,330   $ 7,059

Salomon Smith Barney
World Government Bond
Index (Hedged)+++        $10,000   $ 9,945   $10,869   $11,792   $12,429

Composite Index++++      $10,000   $10,424   $10,334   $ 9,664   $ 8,988

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **  Commencement of operations.
   + The Fund invests all of its assets in Mercury Master Global Balanced Portfolio of Mercury Master Trust. The Portfolio invests in a mix of stocks and high-quality bonds of issuers located in the United States and other developed countries.
  ++ This unmanaged market-capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States.
 +++ This unmanaged market-capitalization weighted Index tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
++++ Composite Index is comprised of 60% of Morgan Stanley Capital International World Index and 40% of Salomon Smith Barney World Government Bond Index (Hedged).

      Past performance is not predictive of future performance.

Average Annual Total Return

                                           % Return Without      % Return With
                                             Sales Charge         Sales Charge**
==============================================================================
Class A Shares
==============================================================================
One Year Ended 11/30/02                         -6.48%             -11.39%
------------------------------------------------------------------------------
Inception (4/30/99) through 11/30/02            -4.18              - 5.61
------------------------------------------------------------------------------

 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                % Return            % Return
                                              Without CDSC          With CDSC**
=============================================================================
Class B Shares
=============================================================================
One Year Ended 11/30/02                          -7.48%              -11.18%
-----------------------------------------------------------------------------
Inception (4/30/99) through 11/30/02             -5.17               - 5.94
-----------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

=============================================================================
                                                % Return            % Return
                                              Without CDSC          With CDSC**
=============================================================================
Class C Shares
=============================================================================
One Year Ended 11/30/02                          -7.36%               -8.29%
-----------------------------------------------------------------------------
Inception (4/30/99) through 11/30/02             -5.15                -5.15
-----------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

==============================================================================
                                           % Return Without      % Return With
                                             Sales Charge         Sales Charge**
==============================================================================
Class D Shares
==============================================================================
One Year Ended 11/30/02                          -6.61%              -11.52%
------------------------------------------------------------------------------
Inception (4/30/99) through 11/30/02             -4.41               - 5.84
------------------------------------------------------------------------------

 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     6 & 7

                           Merrill Lynch Global Balanced Fund, November 30, 2002

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
GLOBAL BALANCED
FUND              As of November 30, 2002
==================================================================================================================================
Assets:           Investment in Mercury Master Global Balanced Portfolio, at
                  value (identified cost--$174,082,677) ...........................................                  $175,463,249
                  Prepaid registration fees .......................................................                        52,107
                                                                                                                     ------------
                  Total assets ....................................................................                   175,515,356
                                                                                                                     ------------
==================================================================================================================================
Liabilities:      Payables:
                    Distributor ...................................................................   $    130,468
                    Administrative fees ...........................................................         26,930        157,398
                                                                                                      ------------
                  Accrued expenses ................................................................                        40,841
                                                                                                                     ------------
                  Total liabilities ...............................................................                       198,239
                                                                                                                     ------------
==================================================================================================================================
Net Assets:       Net assets ......................................................................                  $175,317,117
                                                                                                                     ============
==================================================================================================================================
Net Assets        Class A Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized .                  $         41
Consist of:       Class B Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized .                         1,453
                  Class C Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized .                           584
                  Class D Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized .                           131
                  Paid-in capital in excess of par ................................................                   238,026,123
                  Accumulated investment loss--net ................................................   $   (924,815)
                  Accumulated realized capital losses on investments and foreign currency
                  transactions from the Portfolio--net ............................................    (63,166,972)
                  Unrealized appreciation on investments and foreign currency transactions
                  from the Portfolio--net .........................................................      1,380,572
                                                                                                      ------------
                  Total accumulated losses--net ...................................................                   (62,711,215)
                                                                                                                     ------------
                  Net assets ......................................................................                  $175,317,117
                                                                                                                     ============
==================================================================================================================================
Net Asset         Class A--Based on net assets of $3,350,298 and 414,723 shares outstanding .......                  $       8.08
Value:                                                                                                               ============
                  Class B--Based on net assets of $115,150,788 and 14,534,263 shares outstanding ..                  $       7.92
                                                                                                                     ============
                  Class C--Based on net assets of $46,301,604 and 5,840,501 shares outstanding ....                  $       7.93
                                                                                                                     ============
                  Class D--Based on net assets of $10,514,427 and 1,306,858 shares outstanding ....                  $       8.05
                                                                                                                     ============
==================================================================================================================================

      See Notes to Financial Statements.


STATEMENT OF OPERATIONS

MERRILL LYNCH
GLOBAL BALANCED
FUND               For the Year Ended November 30, 2002
=================================================================================================================
Investment Income  Investment income allocated from the Portfolio:
From the             Interest ..................................................                    $   2,831,705
Portfolio--Net:     Dividends (net of $176,560 foreign withholding tax) ........                        2,590,184
                     Securities lending--net ...................................                           17,716
                     Expenses ..................................................                       (1,692,318)
                                                                                                    -------------
                   Net investment income from the Portfolio ....................                        3,747,287
                                                                                                    -------------
=================================================================================================================
Expenses:          Account maintenance and distribution fees--Class B ..........   $   1,413,807
                   Account maintenance and distribution fees--Class C ..........         580,268
                   Administration fees .........................................         434,457
                   Transfer agent fees--Class B ................................         201,570
                   Printing and shareholder reports ............................          95,185
                   Transfer agent fees--Class C ................................          85,068
                   Professional fees ...........................................          63,725
                   Registration fees ...........................................          44,978
                   Account maintenance fees--Class D ...........................          34,059
                   Transfer agent fees--Class D ................................          16,637
                   Transfer agent fees--Class A ................................           5,124
                   Other .......................................................          10,325
                                                                                   -------------
                   Total expenses ..............................................                        2,985,203
                                                                                                    -------------
                   Investment income--net ......................................                          762,084
                                                                                                    -------------
=================================================================================================================
Realized &         Realized gain (loss) from the Portfolio on:
Unrealized Gain      Investments--net ..........................................     (23,302,707)
(Loss) from the      Foreign currency transactions--net ........................         298,126      (23,004,581)
Portfolio--Net:                                                                    -------------
                   Change in unrealized appreciation/depreciation on investments
                   and foreign currency transactions from the Portfolio--net ...                        5,062,082
                                                                                                    -------------
                   Total realized and unrealized loss on investments and foreign
                   currency transactions--net ..................................                      (17,942,499)
                                                                                                    -------------
                   Net Decrease in Net Assets Resulting from Operations ........                    $ (17,180,415)
                                                                                                    =============
=================================================================================================================

      See Notes to Financial Statements.


                                     8 & 9

                           Merrill Lynch Global Balanced Fund, November 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended
MERRILL LYNCH                                                                                      November 30,
GLOBAL BALANCED                                                                            ----------------------------
FUND               Increase (Decrease) in Net Assets:                                          2002           2001
=======================================================================================================================
Operations:        Investment income--net ..............................................   $    762,084    $  2,604,129
                   Realized loss on investments and foreign currency transactions from
                   the Portfolio--net ..................................................    (23,004,581)    (38,983,362)
                   Change in unrealized appreciation/depreciation on investments and
                   foreign currency transactions from the Portfolio--net ...............      5,062,082      (1,969,468)
                                                                                           ------------    ------------
                   Net decrease in net assets resulting from operations ................    (17,180,415)    (38,348,701)
                                                                                           ------------    ------------
=======================================================================================================================
Dividends to       Investment income--net:
Shareholders:        Class A ...........................................................             --        (354,668)
                     Class B ...........................................................             --      (6,750,778)
                     Class C ...........................................................             --      (3,219,821)
                     Class D ...........................................................             --      (1,033,657)
                   In excess of investment income--net:
                     Class A ...........................................................             --          (7,822)
                     Class B ...........................................................             --        (148,883)
                     Class C ...........................................................             --         (71,011)
                     Class D ...........................................................             --         (22,796)
                                                                                           ------------    ------------
                   Net decrease in net assets resulting from dividends to shareholders .             --     (11,609,436)
                                                                                           ------------    ------------
=======================================================================================================================
Capital Share      Net decrease in net assets derived from capital share transactions ..    (75,589,427)    (72,710,604)
Transactions:                                                                              ------------    ------------
=======================================================================================================================
Net Assets:        Total decrease in net assets ........................................    (92,769,842)   (122,668,741)
                   Beginning of year ...................................................    268,086,959     390,755,700
                                                                                           ------------    ------------
                   End of year* ........................................................   $175,317,117    $268,086,959
                                                                                           ============    ============
=======================================================================================================================
                  *Accumulated investment loss--net ....................................   $   (924,815)   $ (3,614,082)
                                                                                           ============    ============
=======================================================================================================================

          See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                    Class A+++
                                                                                ---------------------------------------------------
                                                                                                                          For the
                   The following per share data and                                                                        Period
                   ratios have been derived from information                             For the Year Ended               April 30,
MERRILL LYNCH      provided in the financial statements.                                     November 30,                  1999+ to
GLOBAL BALANCED                                                                 -------------------------------------     Nov. 30,
FUND               Increase (Decrease) in Net Asset Value:                        2002           2001          2000         1999
===================================================================================================================================
Per Share          Net asset value, beginning of period ....................    $ 8.64         $  10.01      $10.80       $ 10.00
Operating                                                                       ------         --------      ------       -------
Performance:       Investment income--net ..................................       .11@@            .16@@       .16@@         .11
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net ...      (.67)           (1.12)       (.75)          .69
                                                                                ------         --------      ------       -------
                   Total from investment operations ........................      (.56)            (.96)       (.59)          .80
                                                                                ------         --------      ------       -------
                   Less dividends from:
                     Investment income--net ................................        --             (.40)       (.12)           --
                     In excess of investment income--net ...................        --             (.01)       (.08)           --
                                                                                ------         --------      ------       -------
                   Total dividends .........................................        --             (.41)       (.20)           --
                                                                                ------         --------      ------       -------
                   Net asset value, end of period ..........................    $ 8.08         $   8.64      $10.01       $ 10.80
                                                                                ======         ========      ======       =======
===================================================================================================================================
Total Investment   Based on net asset value per share ......................    (6.48%)         (10.01%)      5.60%         8.00%@
Return:**                                                                       ======         ========      ======       =======
===================================================================================================================================
Ratios to Average  Expenses++ ..............................................     1.20%            1.05%       1.01%         1.10%*
Net Assets:                                                                     ======         ========      ======       =======
                   Investment income--net ..................................     1.30%            1.74%       1.44%         1.73%*
                                                                                ======         ========      ======       =======
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................    $3,350         $  5,549      $9,312       $13,333
Data:                                                                           ======         ========      ======       =======
===================================================================================================================================

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++  Includes the Fund's share of the Portfolio's allocated expenses.
 +++  Prior to May 1, 2002, Class A Shares were designated Class I Shares.
   @  Aggregate total investment return.
  @@  Based on average shares outstanding.

      See Notes to Financial Statements.


                                    10 & 11

                           Merrill Lynch Global Balanced Fund, November 30, 2002

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                     Class B
                                                                                ---------------------------------------------------
                                                                                                                            For the
                   The following per share data and                                                                         Period
                   ratios have been derived from information                             For the Year Ended                April 30,
MERRILL LYNCH      provided in the financial statements.                                     November 30,                  1999+ to
GLOBAL BALANCED                                                                 -------------------------------------      Nov. 30,
FUND               Increase (Decrease) in Net Asset Value:                        2002           2001          2000          1999
===================================================================================================================================
Per Share          Net asset value, beginning of period ....................    $   8.56       $   9.91      $  10.73      $  10.00
Operating                                                                       --------       --------      --------      --------
Performance:       Investment income--net ..................................         .03@@          .07@@         .05@@         .04
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net ...        (.67)         (1.13)         (.73)          .69
                                                                                --------       --------      --------      --------
                   Total from investment operations ........................        (.64)         (1.06)         (.68)          .73
                                                                                --------       --------      --------      --------
                   Less dividends from:
                     Investment income--net ................................          --           (.28)         (.09)           --
                     In excess of investment income--net ...................          --           (.01)         (.05)           --
                                                                                --------       --------      --------      --------
                   Total dividends .........................................          --           (.29)         (.14)           --
                                                                                --------       --------      --------      --------
                   Net asset value, end of period ..........................    $   7.92       $   8.56      $   9.91      $  10.73
                                                                                ========       ========      ========      ========
===================================================================================================================================
Total Investment   Based on net asset value per share ......................      (7.48%)       (10.99%)       (6.44%)        7.30%@
Return:**                                                                       ========       ========      ========      ========
===================================================================================================================================
Ratios to Average  Expenses++ ..............................................       2.22%          2.07%         2.02%         2.12%*
Net Assets:                                                                     ========       ========      ========      ========
                   Investment income--net ..................................        .29%           .72%          .43%          .68%*
                                                                                ========       ========      ========      ========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................    $115,151       $171,223      $236,313      $277,296
Data:                                                                           ========       ========      ========      ========
===================================================================================================================================

                                                                                                     Class C
                                                                                ---------------------------------------------------
                                                                                                                            For the
                   The following per share data and                                                                         Period
                   ratios have been derived from information                             For the Year Ended                April 30,
                   provided in the financial statements.                                     November 30,                  1999+ to
                                                                                -------------------------------------      Nov. 30,
                   Increase (Decrease) in Net Asset Value:                        2002           2001          2000          1999
===================================================================================================================================
Per Share          Net asset value, beginning of period ....................    $  8.56        $   9.90      $  10.73      $  10.00
Operating                                                                       -------        --------      --------      --------
Performance:       Investment income--net ..................................        .03@@           .07@@         .05@@         .04
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net ...       (.66)          (1.12)         (.74)          .69
                                                                                -------        --------      --------      --------
                   Total from investment operations ........................       (.63)          (1.05)         (.69)          .73
                                                                                -------        --------      --------      --------
                   Less dividends from:
                     Investment income--net ................................         --            (.28)         (.09)           --
                     In excess of investment income--net ...................         --            (.01)         (.05)           --
                                                                                -------        --------      --------      --------
                   Total dividends .........................................         --            (.29)         (.14)           --
                                                                                -------        --------      --------      --------
                   Net asset value, end of period ..........................    $  7.93        $   8.56      $   9.90      $  10.73
                                                                                =======        ========      ========      ========
===================================================================================================================================
Total Investment   Based on net asset value per share ......................     (7.36%)        (10.97%)       (6.52%)        7.30%@
Return:**                                                                       =======        ========      ========      ========
===================================================================================================================================
Ratios to Average  Expenses++ ..............................................      2.22%           2.07%         2.02%         2.10%*
Net Assets:                                                                     =======        ========      ========      ========
                   Investment income--net ..................................       .28%            .72%          .43%          .70%*
                                                                                =======        ========      ========      ========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................    $46,302        $ 73,805      $116,277      $146,078
Data:                                                                           =======        ========      ========      ========
===================================================================================================================================

                                                                                                    Class D+++
                                                                                ---------------------------------------------------
                                                                                                                            For the
                   The following per share data and                                                                         Period
                   ratios have been derived from information                             For the Year Ended                April 30,
                   provided in the financial statements.                                     November 30,                  1999+ to
                                                                                -------------------------------------      Nov. 30,
                   Increase (Decrease) in Net Asset Value:                        2002           2001          2000          1999
===================================================================================================================================
Per Share          Net asset value, beginning of period ....................    $  8.62        $   9.99      $ 10.78       $ 10.00
Operating                                                                       -------        --------      -------       -------
Performance:       Investment income--net ..................................        .02@@           .14@@        .13@@         .09
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net ...       (.59)          (1.14)        (.73)          .69
                                                                                -------        --------      -------       -------
                   Total from investment operations ........................       (.57)          (1.00)        (.60)          .78
                                                                                -------        --------      -------       -------
                   Less dividends from:
                     Investment income--net ................................         --            (.36)        (.12)           --
                     In excess of investment income--net ...................         --            (.01)        (.07)           --
                                                                                -------        --------      -------       -------
                   Total dividends .........................................         --            (.37)        (.19)           --
                                                                                -------        --------      -------       -------
                   Net asset value, end of period ..........................    $  8.05        $   8.62      $  9.99       $ 10.78
                                                                                =======        ========      =======       =======
==================================================================================================================================
Total Investment   Based on net asset value per share ......................     (6.61%)        (10.36%)      (5.75%)        7.80%@
Return:**                                                                       =======        ========      =======       =======
==================================================================================================================================
Ratios to Average  Expenses++ ..............................................      1.45%           1.30%        1.26%         1.35%*
Net Assets:                                                                     =======        ========      =======       =======
                   Investment income--net ..................................      1.05%           1.49%        1.19%         1.47%*
                                                                                =======        ========      =======       =======
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................    $10,514        $ 17,510      $28,854       $43,442
Data:                                                                           =======        ========      =======       =======
==================================================================================================================================

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Prior to May 1, 2002, Class D Shares were designated Class A Shares.
  @   Aggregate total investment return.
 @@   Based on average shares outstanding.

      See Notes to Financial Statements.


                                    12 & 13

                           Merrill Lynch Global Balanced Fund, November 30, 2002

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH GLOBAL BALANCED FUND

1. Significant Accounting Policies:

Merrill Lynch Global Balanced Fund (the "Fund") (formerly Mercury Global Balanced Fund) is part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Global Balanced Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at November 30, 2002 was 99.9%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class D distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,657,156 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $410,524 has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account       Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B .....................................         .25%             .75%
Class C .....................................         .25%             .75%
Class D .....................................         .25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                                     FAMD        MLPF&S
--------------------------------------------------------------------------------
Class D .....................................        $100        $1,970
--------------------------------------------------------------------------------

For the year ended November 30, 2002, MLPF&S received contingent deferred sales charges of $813,488 and $587 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Portfolio for the year ended November 30, 2002 were $46,480 and $78,801,141, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions were $75,589,427 and $72,710,604 for the years ended November 30, 2002 and November 30, 2001, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 2002+                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            31,842         $    261,577
Shares redeemed ........................          (259,696)          (2,172,811)
                                                  --------         ------------
Net decrease ...........................          (227,854)        $ (1,911,234)
                                                  ========         ============
-------------------------------------------------------------------------------

+     Prior to May 1, 2002, Class A Shares were designated Class I Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 2001+                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            27,938         $    262,585
Shares issued to shareholders in
reinvestment of dividends ..............            32,575              311,090
                                                  --------         ------------
Total issued ...........................            60,513              573,675
Shares redeemed ........................          (347,906)          (3,170,294)
                                                  --------         ------------
Net decrease ...........................          (287,393)        $ (2,596,619)
                                                  ========         ============
-------------------------------------------------------------------------------

+     Prior to May 1, 2002, Class A Shares were designated Class I Shares.


                                    14 & 15

                           Merrill Lynch Global Balanced Fund, November 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH GLOBAL BALANCED FUND

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 2002                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................           317,340         $  2,677,535
Shares redeemed ........................        (5,796,073)         (47,405,264)
Automatic conversion of shares .........              (102)                (844)
                                                ----------         ------------
Net decrease ...........................        (5,478,835)        $(44,728,573)
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 2001                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................           633,298         $  5,790,882
Shares issued to shareholders in
reinvestment of dividends ..............           597,902            5,709,960
                                                ----------         ------------
Total issued ...........................         1,231,200           11,500,842
Shares redeemed ........................        (5,074,694)         (45,715,148)
                                                ----------         ------------
Net decrease ...........................        (3,843,494)        $(34,214,306)
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2002                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            75,417         $    626,666
Shares redeemed ........................        (2,855,589)         (23,561,919)
                                                ----------         ------------
Net decrease ...........................        (2,780,172)        $(22,935,253)
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2001                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................           279,451         $  2,593,093
Shares issued to shareholders in
reinvestment of dividends ..............           294,496            2,815,383
                                                ----------         ------------
Total issued ...........................           573,947            5,408,476
Shares redeemed ........................        (3,692,766)         (33,466,071)
                                                ----------         ------------
Net decrease ...........................        (3,118,819)        $(28,057,595)
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended November 30, 2002+                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            37,938         $    317,491
Automatic conversion of shares .........               100                  844
                                                  --------         ------------
Total issued ...........................            38,038              318,335
Shares redeemed ........................          (762,119)          (6,332,702)
                                                  --------         ------------
Net decrease ...........................          (724,081)        $ (6,014,367)
                                                  ========         ============
-------------------------------------------------------------------------------

+     Prior to May 1, 2002, Class D Shares were designated Class A Shares.

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended November 30, 2001+                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            89,523         $    828,418
Shares issued to shareholders in
reinvestment of dividends ..............            90,896              868,969
                                                ----------         ------------
Total issued ...........................           180,419            1,697,387
Shares redeemed ........................        (1,038,649)          (9,539,471)
                                                ----------         ------------
Net decrease ...........................          (858,230)        $ (7,842,084)
                                                ==========         ============
-------------------------------------------------------------------------------

+     Prior to May 1, 2002, Class D Shares were designated Class A Shares.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 was as follows:

-------------------------------------------------------------------------------
                                                11/30/2002          11/30/2001
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income.......................        $       --         $ 11,609,436
  Net long-term capital gains...........                --                   --
                                                ----------         ------------
Total taxable distributions.............        $       --         $ 11,609,436
                                                ==========         ============
-------------------------------------------------------------------------------

As of November 30, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .......................       $         --
Undistributed long-term capital gains--net ...............                 --
                                                                 ------------
Total undistributed earnings--net ........................                 --
Capital loss carryforward ................................        (57,960,184)*
Unrealized losses--net ...................................         (4,751,031)**
                                                                 ------------
Total accumulated losses--net ............................       $(62,711,215)
                                                                 ============
-----------------------------------------------------------------------------

* On November 30, 2002, the Fund had a net capital loss carryforward of $57,960,184, of which $1,903,631 expires in 2007, $34,109,101 expires in
      2009 and $21,947,452 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities and the deferral of post-October currency and capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Balanced Fund
(One of the Series constituting Mercury Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Balanced Fund as of November 30, 2002, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Balanced Fund as of November 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 16, 2003


                                    16 & 17

                           Merrill Lynch Global Balanced Fund, November 30, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                Mercury Master Global Balanced Portfolio
                ---------------------------------------------------------------------------------------------------------------
                                                 Shares                                                             Percent of
EUROPE          Industry++                        Held                 Common Stocks                     Value      Net Assets
==============================================================================================================================
Belgium         Diversified Financials           60,570   Fortis                                      $ 1,072,540         0.6%
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Belgium                  1,072,540         0.6
==============================================================================================================================
Finland         Communications Equipment         72,354   Nokia Oyj (Series A)                          1,396,369         0.8
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Finland                  1,396,369         0.8
==============================================================================================================================
France          Banks                            15,250   BNP Paribas SA                                  621,999         0.3
                --------------------------------------------------------------------------------------------------------------
                Chemicals                         4,330   Air Liquide                                     581,941         0.3
                --------------------------------------------------------------------------------------------------------------
                Oil & Gas                        14,210   TotalFinaElf SA                               1,909,788         1.1
                --------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                   6,390   Aventis SA                                      355,661         0.2
                --------------------------------------------------------------------------------------------------------------
                Transportation Infrastructure    43,757  +Autoroutes du Sud de la France                1,086,060         0.6
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in France                   4,555,449         2.5
==============================================================================================================================
Germany         Automobiles                      25,200   Bayerische Motoren Werke (BMW) AG               859,865         0.5
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Germany                    859,865         0.5
==============================================================================================================================
Ireland         Banks                            67,380   Allied Irish Banks PLC                          943,777         0.5
                --------------------------------------------------------------------------------------------------------------
                Construction Materials           79,149   CRH PLC                                       1,147,204         0.7
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Ireland                  2,090,981         1.2
==============================================================================================================================
Italy           Banks                           192,570   Banca Intesa SpA                                306,510         0.2
                                                121,227   Intesa BCI SpA                                  264,710         0.1
                                                112,080   Unicredito Italiano SpA                         447,104         0.2
                                                                                                      -----------       -----
                                                                                                        1,018,324         0.5
                --------------------------------------------------------------------------------------------------------------
                Diversified                      45,650   Telecom Italia SpA                              373,292         0.2
                Telecommunication Services
                --------------------------------------------------------------------------------------------------------------
                Oil & Gas                       141,702   ENI SpA                                       2,060,910         1.2
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Italy                    3,452,526         1.9
==============================================================================================================================
Netherlands     Oil & Gas                        50,660   Royal Dutch Petroleum Company                 2,219,465         1.3
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in the Netherlands          2,219,465         1.3
==============================================================================================================================
Spain           Banks                            64,220   Banco Bilbao Vizcaya, SA                        670,165         0.4
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Spain                      670,165         0.4
==============================================================================================================================
Sweden          Machinery                        18,870   Atlas Copco AB 'A'                              435,042         0.3
                                                 22,300   Sandvik AB                                      537,489         0.3
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Sweden                     972,531         0.6
==============================================================================================================================
Switzerland     Food Products                     5,870   Nestle SA (Registered Shares)                 1,187,138         0.7
                --------------------------------------------------------------------------------------------------------------
                Health Care Equipment &           1,986  +Centerpulse AG (Registered Shares)              318,638         0.2
                Supplies
                --------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                  26,460   Novartis AG (Registered Shares)                 984,625         0.5
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Switzerland              2,490,401         1.4
==============================================================================================================================
United Kingdom  Aerospace & Defense             250,518   BAE Systems PLC                                 659,747         0.4
                --------------------------------------------------------------------------------------------------------------
                Banks                           154,970   Barclays PLC                                  1,121,270         0.6
                                                 66,700   Royal Bank of Scotland Group PLC              1,710,380         1.0
                                                                                                      -----------       -----
                                                                                                        2,831,650         1.6
                --------------------------------------------------------------------------------------------------------------
                Beverages                        91,540   Diageo PLC                                      953,611         0.5
                --------------------------------------------------------------------------------------------------------------
                Food & Drug Retailing           424,368   Tesco PLC                                     1,340,443         0.8
                --------------------------------------------------------------------------------------------------------------
                Food Products                   114,800   Unilever PLC                                  1,022,650         0.6
                --------------------------------------------------------------------------------------------------------------
                Health Care Equipment &          39,975   Nycomed Amersham PLC                            359,522         0.2
                Supplies
                --------------------------------------------------------------------------------------------------------------
                Media                           131,339   Reed Elsevier PLC                             1,154,653         0.7
                                                 91,830   WPP Group PLC                                   778,022         0.4
                                                                                                      -----------       -----
                                                                                                        1,932,675         1.1
                --------------------------------------------------------------------------------------------------------------
                Metals & Mining                 341,892   Billiton PLC                                  1,814,065         1.0
                                                102,120   Rio Tinto PLC (Registered Shares)             2,068,861         1.2
                                                                                                      -----------       -----
                                                                                                        3,882,926         2.2
                --------------------------------------------------------------------------------------------------------------
                Oil & Gas                       291,470   BP Amoco PLC                                  1,898,012         1.1
                --------------------------------------------------------------------------------------------------------------
                Paper & Forest Products          83,480   Bunzl PLC                                       554,651         0.3
                --------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                   7,828   AstraZeneca Group PLC                           297,932         0.2
                                                 52,879   GlaxoSmithKline PLC                             989,825         0.6
                                                                                                      -----------       -----
                                                                                                        1,287,757         0.8
                --------------------------------------------------------------------------------------------------------------
                Water Utilities                  64,060   Severn Trent PLC                                618,996         0.3
                --------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication      757,424   Vodafone Group PLC                            1,437,833         0.8
                Services
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in the United Kingdom      18,780,473        10.7
==============================================================================================================================
                                                          Total Investments in Europe
                                                          (Cost--$38,685,386)                          38,560,765        21.9
==============================================================================================================================
NORTH AMERICA
==============================================================================================================================
United States   Aerospace & Defense               5,720   General Dynamics Corporation                    465,894         0.3
                                                 21,070   United Technologies Corporation               1,316,243         0.7
                                                                                                      -----------       -----
                                                                                                        1,782,137         1.0
                --------------------------------------------------------------------------------------------------------------
                Banks                            24,815   Bank of America Corporation                   1,739,035         1.0
                                                 25,570   The Bank of New York Company, Inc.              776,050         0.4
                                                 22,470   Charter One Financial, Inc.                     676,347         0.4
                                                 18,140   North Fork Bancorporation                       631,453         0.3
                                                 23,450   Wells Fargo Company                           1,083,625         0.6
                                                                                                      -----------       -----
                                                                                                        4,906,510         2.7
                --------------------------------------------------------------------------------------------------------------

                                    18 & 19

                           Merrill Lynch Global Balanced Fund, November 30, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                Mercury Master Global Balanced Portfolio (continued)
                ---------------------------------------------------------------------------------------------------------------
NORTH AMERICA                                    Shares                                                             Percent of
(concluded)     Industry++                        Held                 Common Stocks                     Value      Net Assets
==============================================================================================================================
United States   Beverages                        28,090   PepsiCo, Inc.                               $ 1,193,263         0.7%
(concluded)     --------------------------------------------------------------------------------------------------------------
                Biotechnology                    13,140  +Amgen Inc.                                      619,551         0.3
                                                  8,600  +WellPoint Health Networks Inc.                  566,138         0.3
                                                                                                      -----------       -----
                                                                                                        1,185,689         0.6
                --------------------------------------------------------------------------------------------------------------
                Chemicals                        10,870   Praxair, Inc.                                   641,330         0.4
                --------------------------------------------------------------------------------------------------------------
                Commercial Services &            17,450   Avery Dennison Corporation                    1,124,477         0.6
                Supplies
                --------------------------------------------------------------------------------------------------------------
                Communications Equipment         27,390  +Cisco Systems, Inc.                             408,659         0.2
                --------------------------------------------------------------------------------------------------------------
                Computers & Peripherals          10,950  +Dell Computer Corporation                       312,842         0.2
                                                 21,590   International Business Machines
                                                          Corporation                                   1,880,489         1.1
                                                 11,650  +Lexmark International Group, Inc.
                                                          (Class A)                                       770,531         0.4
                                                                                                      -----------       -----
                                                                                                        2,963,862         1.7
                --------------------------------------------------------------------------------------------------------------
                Diversified Financials           13,030   Ambac Financial Group, Inc.                     814,505         0.5
                                                 82,130   Citigroup Inc.                                3,193,214         1.8
                                                 21,740   Fannie Mae                                    1,370,707         0.8
                                                  8,300   The Goldman Sachs Group, Inc.                   654,621         0.4
                                                 16,470   Lehman Brothers Holdings, Inc.                1,011,258         0.6
                                                                                                      -----------       -----
                                                                                                        7,044,305         4.1
                --------------------------------------------------------------------------------------------------------------
                Diversified                      29,900   SBC Communications Inc.                         852,150         0.5
                Telecommunication Services       45,304   Verizon Communications                        1,897,332         1.1
                                                                                                      -----------       -----
                                                                                                        2,749,482         1.6
                --------------------------------------------------------------------------------------------------------------
                Electric Utilities               44,860   The Southern Company                          1,173,538         0.7
                --------------------------------------------------------------------------------------------------------------
                Food Products                    21,580   Kraft Foods Inc. (Class A)                      810,545         0.5
                --------------------------------------------------------------------------------------------------------------
                Health Care                      12,361  +St. Jude Medical, Inc.                          430,410         0.2
                Equipment & Supplies
                --------------------------------------------------------------------------------------------------------------
                Health Care                      18,560   HCA Inc.                                        745,741         0.4
                Providers & Services
                --------------------------------------------------------------------------------------------------------------
                Hotels, Restaurants & Leisure    10,710  +International Game Technology                   825,741         0.5
                                                 10,400  +MGM Mirage Inc.                                 352,040         0.2
                                                                                                      -----------       -----
                                                                                                        1,177,781         0.7
                --------------------------------------------------------------------------------------------------------------
                Household Products                9,340   Colgate-Palmolive Company                       479,983         0.3
                --------------------------------------------------------------------------------------------------------------
                Industrial Conglomerates         58,320   General Electric Company                      1,580,472         0.9
                                                 18,580   Tyco International Ltd.                         331,467         0.2
                                                                                                      -----------       -----
                                                                                                        1,911,939         1.1
                --------------------------------------------------------------------------------------------------------------
                Insurance                        21,810   American International Group, Inc.            1,420,922         0.8
                                                  2,100   The Hartford Financial Services
                                                          Group, Inc.                                     103,026         0.1
                                                 38,480   Prudential Financial, Inc.                    1,157,478         0.7
                                                 22,570   The St. Paul Companies, Inc.                    840,507         0.5
                                                         +Travelers Property Casualty Corp.:
                                                 52,981      (Class A)                                    845,047         0.5
                                                  6,292      (Class B)                                    100,672         0.1
                                                                                                      -----------       -----
                                                                                                        4,467,652         2.7
                --------------------------------------------------------------------------------------------------------------
                Media                            37,400  +AOL Time Warner Inc.                            612,238         0.3
                                                  9,060  +Clear Channel Communications, Inc.              393,748         0.2
                                                 14,090   Gannett Co., Inc.                             1,003,913         0.6
                                                 21,300   The McGraw-Hill Companies, Inc.               1,262,877         0.7
                                                 16,060   Omnicom Group Inc.                            1,092,883         0.6
                                                 28,940  +Viacom, Inc. (Class B)                        1,360,469         0.8
                                                                                                      -----------       -----
                                                                                                        5,726,128         3.2
                --------------------------------------------------------------------------------------------------------------
                Multiline Retail                  7,960   The May Department Stores Company               194,702         0.1
                                                 14,970   Wal-Mart Stores, Inc.                           810,775         0.5
                                                                                                      -----------       -----
                                                                                                        1,005,477         0.6
                --------------------------------------------------------------------------------------------------------------
                Oil & Gas                        64,140   Exxon Mobil Corporation                       2,232,071         1.3
                --------------------------------------------------------------------------------------------------------------
                Personal Products                19,070   Avon Products, Inc.                             979,245         0.6
                                                 28,580   The Estee Lauder Companies Inc.
                                                          (Class A)                                       779,662         0.4
                                                 19,630   The Procter & Gamble Company                  1,648,920         0.9
                                                                                                      -----------       -----
                                                                                                        3,407,827         1.9
                --------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                  16,050   Abbott Laboratories                             702,669         0.4
                                                 11,700   Eli Lilly and Company                           799,110         0.5
                                                 29,360   Johnson & Johnson                             1,674,107         0.9
                                                  6,640   Merck & Co., Inc.                               394,482         0.2
                                                 91,065   Pfizer Inc.                                   2,872,190         1.6
                                                 15,207   Pharmacia Corporation                           643,256         0.4
                                                 25,160   Wyeth                                           966,899         0.5
                                                                                                      -----------       -----
                                                                                                        8,052,713         4.5
                --------------------------------------------------------------------------------------------------------------
                Semiconductor                    41,150   Intel Corporation                               857,978         0.5
                Equipment & Products
                --------------------------------------------------------------------------------------------------------------
                Software                         59,915  +Microsoft Corporation                         3,464,285         2.0
                                                 35,215  +Oracle Corporation                              427,510         0.2
                                                                                                      -----------       -----
                                                                                                        3,891,795         2.2
                --------------------------------------------------------------------------------------------------------------
                Specialty Retail                 16,630   Lowe's Companies, Inc.                          690,145         0.4
                                                 23,640   Tiffany & Co.                                   670,903         0.4
                                                                                                      -----------       -----
                                                                                                        1,361,048         0.8
                --------------------------------------------------------------------------------------------------------------
                Tobacco                          34,189   Philip Morris Companies Inc.                  1,289,609         0.7
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in North
                                                          America (Cost--$60,551,227)                  63,021,949        35.9
==============================================================================================================================
PACIFIC BASIN/ASIA
==============================================================================================================================
Hong Kong       Electric Utilities              340,020   Hongkong Electric Holdings Limited            1,329,787         0.8
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Hong Kong                1,329,787         0.8
==============================================================================================================================


                                    20 & 21

                           Merrill Lynch Global Balanced Fund, November 30, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                Mercury Master Global Balanced Portfolio (continued)
PACIFIC BASIN/  --------------------------------------------------------------------------------------------------------------
ASIA                                             Shares                                                             Percent of
(concluded)     Industry++                        Held                 Common Stocks                     Value      Net Assets
==============================================================================================================================
Japan           Automobiles                      58,300   Nissan Motor Co., Ltd.                      $   464,915         0.3%
                                                 21,500   Toyota Motor Corporation                        565,073         0.3
                                                                                                      -----------       -----
                                                                                                        1,029,988         0.6
                --------------------------------------------------------------------------------------------------------------
                Beverages                        47,000   Asahi Breweries Limited                         278,129         0.2
                --------------------------------------------------------------------------------------------------------------
                Chemicals                        21,500   Shin-Etsu Chemical Co., Ltd.                    765,131         0.4
                --------------------------------------------------------------------------------------------------------------
                Diversified Financials            8,200   Promise Co., Ltd.                               302,526         0.2
                                                  8,130   Takefuji Corporation                            445,934         0.2
                                                                                                      -----------       -----
                                                                                                          748,460         0.4
                --------------------------------------------------------------------------------------------------------------
                Diversified                         405   NTT DoCoMo, Inc.                                819,818         0.5
                Telecommunication
                Services
                --------------------------------------------------------------------------------------------------------------
                Hotels, Restaurants
                & Leisure                         7,900   Oriental Land Co., Ltd                          477,811         0.2
                --------------------------------------------------------------------------------------------------------------
                Insurance                            41   Millea Holdings, Inc.                           315,578         0.2
                --------------------------------------------------------------------------------------------------------------
                Leisure Equipment
                & Products                       11,000   Fuji Photo Film                                 357,344         0.2
                --------------------------------------------------------------------------------------------------------------
                Media                            71,000   Toppan Printing Co., Ltd.                       523,307         0.3
                --------------------------------------------------------------------------------------------------------------
                Office Electronics               30,000   Canon, Inc.                                   1,143,533         0.6
                --------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                  22,000   Fujisawa Pharmaceutical Co., Ltd.               477,656         0.3
                                                 16,400   Takeda Chemical Industries, Ltd.                689,385         0.4
                                                                                                      -----------       -----
                                                                                                        1,167,041         0.7
                --------------------------------------------------------------------------------------------------------------
                Real Estate                      73,000   Mitsubishi Estate Company, Limited              545,199         0.3
                --------------------------------------------------------------------------------------------------------------
                Semiconductor                     2,000   Rohm Company Ltd.                               279,802         0.2
                Equipment & Products
                --------------------------------------------------------------------------------------------------------------
                Trading Companies &              62,000   Mitsubishi Corporation                          390,679         0.2
                Distributors
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Japan                    8,841,820         5.0
==============================================================================================================================
                                                          Total Investments in the Pacific
                                                          Basin/Asia (Cost--$11,962,628)               10,171,607         5.8
==============================================================================================================================

                                             Face
EUROPE                                      Amount                  Fixed Income Securities
==============================================================================================================================
Austria         Banks                 (Yen) 260,000,000   Oesterreich Kontrollbank, 1.80%
                                                          due 3/22/2010                                 2,321,535         1.3
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Austria                  2,321,535         1.3
==============================================================================================================================
Denmark         Banks                       328,000,000   Deutsche Ausgleichsbank, 1.85%
                                                          due 9/20/2010                                 2,942,148         1.7
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Denmark                  2,942,148         1.7
==============================================================================================================================
France          Foreign Government    (Euro)  2,265,000   French OAT, 5.75% due 10/25/2032              2,478,184         1.4
                Obligations
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in France                   2,478,184         1.4
==============================================================================================================================
Germany         Foreign Government                        Bundesrepublic Deutschland:
                Obligations                   3,623,000      6% due 7/04/2007                           3,933,220         2.2
                                              3,107,000      5.25% due 7/04/2010                        3,277,055         1.9
                                              1,662,000      5% due 1/04/2012                           1,717,177         1.0
                                              2,105,000      5.50% due 1/04/2031                        2,220,954         1.3
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Germany                 11,148,406         6.4
==============================================================================================================================
Italy           Banks                           910,000   Unicredito Italiano SpA, 6%
                                                          due 3/16/2011                                   964,461         0.5
                --------------------------------------------------------------------------------------------------------------
                Foreign Government    (Yen) 534,000,000   Republic of Italy, 1.80%
                Obligations                               due 2/23/2010                                 4,761,603         2.7
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Italy                    5,726,064         3.2
==============================================================================================================================
Netherlands     Foreign Government                        Netherlands Government Bonds:
                Obligations           (Euro)  2,618,000      5.25% due 7/15/2008                        2,773,377         1.6
                                              4,970,000      5.50% due 7/15/2010                        5,325,113         3.0
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in the Netherlands          8,098,490         4.6
==============================================================================================================================
United Kingdom  Diversified                     930,000   OTE PLC, 6.125% due 2/07/2007                   980,866         0.6
                Telecommunication
                Services
                --------------------------------------------------------------------------------------------------------------
                Foreign Government    (pound)   445,000   TSY 5 2012, 5% due 3/07/2012                    708,761         0.4
                Obligations
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in the United Kingdom       1,689,627         1.0
==============================================================================================================================
                                                          Total Investments in Europe
                                                          (Cost--$33,354,842)                          34,404,454        19.6
==============================================================================================================================
NORTH AMERICA
==============================================================================================================================
Canada          Foreign Government    C$      2,258,000   Canadian Government Bonds, 6%
                Obligations                               due 6/01/2011                                 1,536,567         0.9
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Canada                   1,536,567         0.9
==============================================================================================================================
United States   Banks                 (Yen) 283,000,000   KFW International Finance, 1.75%
                                                          due 3/23/2010                                 2,521,011         1.4
                --------------------------------------------------------------------------------------------------------------
                U.S. Government                           U.S. Treasury Bonds:
                Obligations           US$       650,000      7.25% due 5/15/2016                          804,883         0.5
                                                698,000      8% due 11/15/2021                            937,119         0.5
                                              1,597,000      6.25% due 5/15/2030                        1,838,609         1.1
                                                          U.S. Treasury Notes:
                                              5,465,000      2.125% due 8/31/2004                       5,480,799         3.1
                                              2,529,000      3.50% due 11/15/2006                       2,579,284         1.5
                                              1,851,000      4.875% due 2/15/2012                       1,947,889         1.1
                                                                                                      -----------       -----
                                                                                                       13,588,583         7.8
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in the United States       16,109,594         9.2
==============================================================================================================================
                                                          Total Investments in North America
                                                          (Cost--$17,457,983)                          17,646,161        10.1
==============================================================================================================================
PACIFIC BASIN/ASIA
==============================================================================================================================
Japan           Banks                 (Yen) 170,000,000   International Bank for Reconstruction &
                                                          Development, 2% due 2/18/2008                 1,512,211         0.9
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in the Pacific Basin/Asia
                                                          (Cost--$1,678,856)                            1,512,211         0.9
==============================================================================================================================


                                    22 & 23

                           Merrill Lynch Global Balanced Fund, November 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                Mercury Master Global Balanced Portfolio (concluded)
                --------------------------------------------------------------------------------------------------------------
                                          Shares held/                                                              Percent of
                                          Face Amount                 Short-Term Securities               Value     Net Assets
==============================================================================================================================
                Common Stock                  2,803,660   Merrill Lynch Liquidity Series, LLC Cash
                                                          Sweep Series I (a)                         $  2,803,660         1.6%
                --------------------------------------------------------------------------------------------------------------
                U.S. Government           US$ 4,000,000   U.S. Treasury Bills, 1.19% due 1/30/2003      3,992,264         2.3
                Obligations*
                --------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Short-Term Securities
                                                          (Cost--$6,795,594)                            6,795,924         3.9
==============================================================================================================================
                Total Investments (Cost--$170,486,516)                                                172,113,071        98.1
                Unrealized Depreciation on Forward Foreign Exchange Contracts**                           (94,307)       (0.1)
                Variation Margin on Financial Futures Contracts***                                         12,319         0.0
                Other Assets Less Liabilities                                                           3,432,252         2.0
                                                                                                     ------------       -----
                Net Assets                                                                           $175,463,335       100.0%
                                                                                                     ============       =====
==============================================================================================================================

 +    Non-income producing security.
++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
 * U.S. Government Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
** Forward foreign exchange contracts as of November 30, 2002 were as follows:

      --------------------------------------------------------------------------
      Foreign
      Currency                     Expiration                   Unrealized
      Purchased                       Date                     Appreciation
      --------------------------------------------------------------------------
      (Euro)      9,292,713       December 2002                 $  38,029
      (pound)       672,000       December 2002                     8,652
      (Yen)     401,438,400       December 2002                    39,514
      Skr        16,000,000       December 2002                    30,329
      --------------------------------------------------------------------------
      Total (US$ Commitment--$15,208,290)                       $ 116,524
                                                                ---------
      --------------------------------------------------------------------------
      Foreign                                                   Unrealized
      Currency                     Expiration                  Appreciation
      Sold                            Date                    (Depreciation)
      --------------------------------------------------------------------------
      C$          2,400,000       December 2002                 $ (13,596)
      (Euro)     30,190,322       December 2002                  (517,990)
      (pound)     1,393,585       December 2002                     3,634
      (Yen)   2,121,093,400       December 2002                   388,025
      Skr        16,000,000       December 2002                   (70,904)
      --------------------------------------------------------------------------
      Total (US$ Commitment--$52,608,315)                       $(210,831)
                                                                ---------
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on
      Forward Foreign Exchange Contracts--Net                   $ (94,307)
                                                                =========

*** Financial futures contracts purchased as of November 30, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                         Expiration
      Contracts       Issue            Exchange             Date         Value
      --------------------------------------------------------------------------
           5        NASDAQ 100     Chicago Mercantile    Dec. 2002     $558,500
      --------------------------------------------------------------------------
      Total Financial Futures Contracts
      Purchased (Total Contract Price--$522,000)                       $558,500
                                                                       ========
      --------------------------------------------------------------------------

      Financial futures contracts sold as of November 30, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                         Expiration
      Contracts       Issue            Exchange             Date         Value
      --------------------------------------------------------------------------
          47        DJIA           Chicago Mercantile    Dec. 2002    $4,168,900
          38        FTSE 100             IDX             Dec. 2002     2,465,638
      --------------------------------------------------------------------------
      Total Financial Futures Contracts
      Sold (Total Contract Price--$6,418,101)                         $6,634,538
                                                                      ==========
      --------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                         Net Share      Net      Dividend
      Affiliate                           Activity      Cost      Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,    2,803,660   $2,803,660   $1,778
      LLC Cash Sweep Series I
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MERCURY MASTER
GLOBAL BALANCED
PORTFOLIO          As of November 30, 2002
==================================================================================================================
Assets:            Investments, at value (including securities loaned of $265,060)
                   (identified cost--$170,486,516) ...............................                    $172,113,071
                   Investments held as collateral for loaned securities, at value                          279,402
                   Cash on deposit for financial futures contracts ...............                         553,078
                   Foreign cash (Cost--$1,231,648) ...............................                       1,228,344
                   Receivables:
                      Securities sold ............................................    $  2,515,763
                      Interest ...................................................         750,541
                      Dividends ..................................................         551,290
                      Forward foreign exchange contracts .........................          37,976
                      Variation margin ...........................................          12,319
                      Contributions ..............................................           3,864       3,871,753
                                                                                      ------------
                   Prepaid expenses and other assets .............................                           8,169
                                                                                                      ------------
                   Total assets ..................................................                     178,053,817
                                                                                                      ------------
==================================================================================================================
Liabilities:       Unrealized depreciation on forward foreign exchange contracts .                          94,307
                   Collateral on securities loaned, at value .....................                         279,402
                   Payables:
                      Securities purchased .......................................       1,222,689
                      Custodian bank .............................................         418,850
                      Forward foreign exchange contracts .........................         259,611
                      Withdrawals ................................................         167,449
                      Investment adviser .........................................          80,840       2,149,439
                                                                                      ------------
                   Accrued expenses ..............................................                          67,334
                                                                                                      ------------
                   Total liabilities .............................................                       2,590,482
                                                                                                      ------------
==================================================================================================================
Net Assets:        Net assets ....................................................                    $175,463,335
                                                                                                      ============
==================================================================================================================
Net Assets         Investors' capital ............................................                    $174,082,762
Consist of:        Unrealized appreciation on investments and foreign currency
                   transactions--net .............................................                       1,380,573
                                                                                                      ------------
                   Net assets ....................................................                    $175,463,335
                                                                                                      ============
==================================================================================================================

        See Notes to Financial Statements.


                                    24 & 25

                           Merrill Lynch Global Balanced Fund, November 30, 2002
STATEMENT OF OPERATIONS

MERCURY MASTER
GLOBAL BALANCED
PORTFOLIO           For the Year Ended November 30, 2002
====================================================================================================================
Investment Income:  Interest ......................................................                     $  2,831,706
                    Dividends (net of $176,560 foreign withholding tax) ...........                        2,590,184
                    Securities lending--net .......................................                           17,717
                                                                                                        ------------
                    Total income ..................................................                        5,439,607
                                                                                                        ------------
====================================================================================================================
Expenses:           Investment advisory fees ......................................    $  1,304,347
                    Custodian fees ................................................         136,389
                    Accounting services ...........................................         133,755
                    Professional fees .............................................          62,946
                    Trustees' fees and expenses ...................................          29,429
                    Pricing fees ..................................................          11,390
                    Printing and shareholder reports ..............................           3,831
                    Other .........................................................          10,231
                                                                                       ------------
                    Total expenses ................................................                        1,692,318
                                                                                                        ------------
                    Investment income--net ........................................                        3,747,289
                                                                                                        ------------
====================================================================================================================
Realized & Unreal-  Realized gain (loss) from:
ized Gain (Loss)       Investments--net ...........................................     (23,302,717)
on Investments &       Foreign currency transactions--net .........................         298,126      (23,004,591)
Foreign Currency                                                                       ------------
Transactions--Net:  Change in unrealized appreciation/depreciation on:
                       Investments--net ...........................................       6,784,201
                       Foreign currency transactions--net .........................      (1,722,117)       5,062,084
                                                                                       ------------     ------------
                    Total realized and unrealized loss on investments and foreign
                    currency transactions--net ....................................                      (17,942,507)
                                                                                                        ------------
                    Net Decrease in Net Assets Resulting from Operations ..........                     $(14,195,218)
                                                                                                        ============
====================================================================================================================

     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended
MERCURY MASTER                                                                                         November 30,
GLOBAL BALANCED                                                                              -------------------------------
PORTFOLIO           Increase (Decrease) in Net Assets:                                            2002              2001
============================================================================================================================
Operations:         Investment income--net ..............................................    $   3,747,289     $   6,814,650
                    Realized loss on investments and foreign currency transactions--net .      (23,004,591)      (38,983,374)
                    Change in unrealized appreciation/depreciation on investments and
                    foreign currency transactions--net ..................................        5,062,084        (1,969,469)
                                                                                             -------------     -------------
                    Net decrease in net assets resulting from operations ................      (14,195,218)      (34,138,193)
                                                                                             -------------     -------------
============================================================================================================================
Capital             Proceeds from contributions .........................................           46,480         9,476,501
Transactions:       Fair value of withdrawals ...........................................      (78,801,141)      (98,132,041)
                                                                                             -------------     -------------
                    Net decrease in net assets derived from net capital transactions ....      (78,754,661)      (88,655,540)
                                                                                             -------------     -------------
============================================================================================================================
Net Assets:         Total decrease in net assets ........................................      (92,949,879)     (122,793,733)
                    Beginning of year ...................................................      268,413,214       391,206,947
                                                                                             -------------     -------------
                    End of year .........................................................    $ 175,463,335     $ 268,413,214
                                                                                             =============     =============
============================================================================================================================

        See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                              For the
                                                                                                              Period
                                                                             For the Year Ended              April 30,
MERCURY MASTER       The following ratios have been derived                      November 30,                1999+ to
GLOBAL BALANCED      from information provided in the financial     -------------------------------------     Nov. 30,
PORTFOLIO            statements.                                      2002            2001         2000         1999
=======================================================================================================================
Total Investment                                                      (5.91%)             --           --           --
Return:++                                                           ========        ========     ========     ========
=======================================================================================================================
Ratios to Average    Expenses ..................................        .78%            .70%         .70%         .70%*
Net Assets:                                                         ========        ========     ========     ========
                     Investment income--net ....................       1.72%           2.09%        1.75%        2.10%*
                                                                    ========        ========     ========     ========
=======================================================================================================================
Supplemental         Net assets, end of period (in thousands) ..    $175,463        $268,413     $391,207     $480,752
Data:                                                               ========        ========     ========     ========
                     Portfolio turnover ........................     128.22%         116.69%      117.12%       71.04%
                                                                    ========        ========     ========     ========
=======================================================================================================================

 *    Annualized.
 +    Commencement of operations.
++ Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

      See Notes to Financial Statements.


                                    26 & 27

                           Merrill Lynch Global Balanced Fund, November 30, 2002

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO

1. Significant Accounting Policies:

Mercury Master Global Balanced Portfolio (the "Portfolio") is a series of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. As required, effective December 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $140,498 increase in cost of securities (which, in turn, results in a corresponding $140,498 decrease in net unrealized appreciation and a corresponding $140,498 increase in undistributed net investment income), based on securities held by the Fund as of November 30, 2001.

The effect of this change for the year ended November 30, 2002 was to increase net investment income by $6,394, increase net unrealized appreciation by $21,706 and decrease net realized capital losses by $112,398. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


                                    28 & 29

                           Merrill Lynch Global Balanced Fund, November 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERCURY MASTER GLOBAL BALANCED PORTFOLIO

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .60% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of November 30, 2002, the Portfolio lent securities with a value of $265,060 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of November 30, 2002, cash collateral of $125,731 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $153,671 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended November 30, 2002, QA Advisors received $7,598 in securities lending agent fees.

In addition, MLPF&S received $23,239 in commissions on the execution of the portfolio security transactions for the Portfolio for the year ended November 30, 2002.

For the year ended November 30, 2002, the Fund reimbursed FAM $13,625 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2002 were $266,124,934 and $351,961,311, respectively.

Net realized gains (losses) for the year ended November 30, 2002 and net unrealized gains (losses) as of November 30, 2002 were as follows:

------------------------------------------------------------------------------
                                                  Realized        Unrealized
                                               Gains (Losses)   Gains (Losses)
------------------------------------------------------------------------------
Investments:
  Long-term ..................................  $(23,838,871)    $  1,626,225
  Short-term .................................           494              330
  Financial futures contracts ................       535,660         (179,937)
                                                ------------     ------------
Total investments ............................   (23,302,717)       1,446,618
                                                ------------     ------------
Currency transactions:
  Foreign currency transactions ..............       658,808           28,262
  Forward foreign
exchange contracts ...........................      (360,682)         (94,307)
                                                ------------     ------------
Total currency transactions ..................       298,126          (66,045)
                                                ------------     ------------
Total ........................................  $(23,004,591)    $  1,380,573
                                                ============     ============
------------------------------------------------------------------------------


As of November 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $2,036,611, of which $7,290,449 related to appreciated securities and $9,327,060 related to depreciated securities. At November 30, 2002, the aggregate cost of investments for Federal income tax purposes was $174,149,682.

4. Commitments:

At November 30, 2002, the Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $234,000 and $1,608,000, respectively.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the credit agreement during the year ended November 30, 2002.


                                    30 & 31

                           Merrill Lynch Global Balanced Fund, November 30, 2002

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Mercury Master Global Balanced Portfolio
(One of the Series constituting Mercury Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master Global Balanced Portfolio, including the schedule of investments as of November 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master Global Balanced Portfolio as of November 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 16, 2003

OFFICERS AND DIRECTORS/TRUSTEES

                                                                                                     Number of
                                                                                                  Portfolios in          Other
                                  Position(s)  Length                                             Fund Complex       Directorships
                                      Held     of Time    Principal Occupation(s)                   Overseen by         Held by
Name             Address & Age     with Fund   Served*    During Past 5 Years                    Director/Trustee   Director/Trustee
====================================================================================================================================
          Interested Director/Trustee
====================================================================================================================================
Terry K. Glenn*  P.O. Box 9011     President    2001 to   Chairman, Americas Region since             117 Funds           None
                 Princeton,        and          present   2001 and Executive Vice President        162 Portfolios
                 NJ 08543-9011     Director/              since 1983 of Fund Asset
                 Age: 62           Trustee                Management, L.P. ("FAM") and
                                                          Merrill Lynch Investment Managers,
                                                          L.P. ("MLIM"); President of Merrill
                                                          Lynch Mutual Funds since 1999;
                                                          President of FAM Distributors, Inc.
                                                          ("FAMD") since 1986 and Director
                                                          thereof since 1991; Executive Vice
                                                          President and Director of Princeton
                                                          Services, Inc. ("Princeton
                                                          Services") since 1993; President of
                                                          Princeton Administrators, L.P.
                                                          since 1988; Director of Financial
                                                          Data Services, Inc. since 1985.
               =====================================================================================================================
               *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which
                  FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment
                  Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM
                  and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton
                  Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the
                  Board of Directors/Trustees.
====================================================================================================================================

                                                                                                     Number of
                                                                                                   Portfolios in         Other
                                    Position(s)  Length                                             Fund Complex     Directorships
                                        Held     of Time   Principal Occupation(s)                   Overseen by        Held by
Name             Address & Age       with Fund   Served*   During Past 5 Years                    Director/Trustee  Director/Trustee
====================================================================================================================================
          Independent Directors/Trustees
====================================================================================================================================
David O. Beim    P.O. Box 9011       Director/  1999 to    Professor of Finance and Economics           7 Funds           None
                 Princeton,          Trustee    present    at the Columbia University Graduate       13 Portfolios
                 NJ 08543-9011                             School of Business since 1991;
                 Age: 62                                   Trustee of Outward Bound U.S.A.
                                                           since 1997; Chairman of Wave Hill,
                                                           Inc. since 1980.
====================================================================================================================================
James T. Flynn   P.O. Box 9011       Director/  1999 to    Retired.                                     7 Funds           None
                 Princeton,          Trustee    present                                              13 Portfolios
                 NJ 08543-9011
                 Age: 63
====================================================================================================================================
Todd Goodwin     P.O. Box 9011       Director/  2002 to    General Partner of Gibbons Goodwin,          7 Funds           None
                 Princeton,          Trustee    present    van Amerongen (investment banking         13 Portfolios
                 NJ 08543-9011                             firm) since 1984.
                 Age: 71
====================================================================================================================================


                                    32 & 33

                           Merrill Lynch Global Balanced Fund, November 30, 2002

OFFICERS AND DIRECTORS/TRUSTEES (concluded)

                                                                                                     Number of
                                                                                                    Portfolios in        Other
                                           Position(s)  Length                                      Fund Complex     Directorships
                                               Held     of Time    Principal Occupation(s)           Overseen by        Held by
Name               Address & Age            with Fund   Served*    During Past 5 Years            Director/Trustee  Director/Trustee
====================================================================================================================================
          Independent Directors/Trustees (concluded)
====================================================================================================================================
George W. Holbrook P.O. Box 9011             Director/  2002 to    Managing Partner of Bradley          7 Funds      Thoratec
                   Princeton, NJ 08543-9011  Trustee    present    Resources Company (private        13 Portfolios   Laboratories
                   Age: 71                                         investment company) and                           Corporation
                                                                   associated with that firm and
                                                                   its predecessors since 1957.
                                                                   Director of Thoratec
                                                                   Laboratories Corporation
                                                                   (medical device manufacturers)
                                                                   since 1995.
====================================================================================================================================
W. Carl Kester     P.O. Box 9011             Director/  1999 to    Mizuho Financial Group Professor     7 Funds      Adept Inc.;
                   Princeton, NJ 08543-9011  Trustee    present    of Finance; Senior Associate      13 Portfolios   Security
                   Age: 51                                         Dean and Chairman of the MBA                      Leasing
                                                                   Program of Harvard University                     Partners
                                                                   Graduate School of Business
                                                                   Administration since 1999 and a
                                                                   member of the faculty since
                                                                   1981.
====================================================================================================================================
Karen P. Robards   P.O. Box 9011             Director/  1999 to    President of Robards & Company,      7 Funds      None
                   Princeton, NJ 08543-9011  Trustee    present    a financial advisory firm, for    13 Portfolios
                   Age: 52                                         more than five years; Director
                                                                   of Enable Medical Corporation
                                                                   since 1996; Director of
                                                                   AtriCure, Inc. since 2000;
                                                                   Director of CineMuse, Inc. from
                                                                   1996 to 2000; Director of the
                                                                   Cooke Center for Learning and
                                                                   Development, a not-for-profit
                                                                   organization, since 1987.
                 ===================================================================================================================
                 * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                   December 31 of the year in which they turn 72.
====================================================================================================================================


                                             Position(s)    Length
                                                Held        of Time
Name                      Address & Age       with Fund     Served*             Principal Occupation(s) During Past 5 Years
====================================================================================================================================
          Fund/Trust Officers
====================================================================================================================================
Donald C. Burke      P.O. Box 9011             Vice         1999 to    First Vice President of FAM and MLIM since 1997 and Treasurer
                     Princeton, NJ 08543-9011  President    present    thereof since 1999; Senior Vice President and Treasurer of
                     Age: 42                   and                     Princeton Services since 1999; Vice President of FAMD since
                                               Treasurer               1999; Vice President of FAM and MLIM from 1990 to 1997;
                                                                       Director of Taxation of MLIM since 1990.
====================================================================================================================================
Robert C. Doll, Jr.  P.O. Box 9011             Senior       2001 to    President and Global Chief Investment Officer of MLIM and
                     Princeton, NJ 08543-9011  Vice         present    member of the Executive Management Committee of ML  & Co.,
                     Age: 49                   President               Inc. since 2001; Chief Investment Officer, Senior Vice
                                                                       President and Co-Head of MLIM Americas from 1999 to 2001;
                                                                       Chief Investment Officer of Oppenheimer Funds, Inc. from 1987 to 1999 and Executive Vice President from 1991 to 1999.
====================================================================================================================================
Christopher Turner   P.O. Box 9011             Vice         2001 to    Director (EMEA Pacific Region) of MLIM since 2001; Vice
                     Princeton, NJ 08543-9011  President    present    President of FAM and MLIM from 1997 to 2001.
                     Age: 39
====================================================================================================================================
Susan B. Baker       P.O. Box 9011             Secretary    2002 to    Director (Legal Advisory) of MLIM since 1999; Vice President
                     Princeton, NJ 08543-9011               present    of MLIM from 1993 to 1999; Attorney associated with MLIM
                     Age: 45                                           since 1987.
                     ===============================================================================================================
                   * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================
                     Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of
                     Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
====================================================================================================================================

Custodian                                       Transfer Agent

Brown Brothers Harriman & Co.                   Financial Data Services, Inc.
40 Water Street                                 4800 Deer Lake Drive East
Boston, MA 02109-3661                           Jacksonville, FL 32246-6484
                                                800-637-3863


                                    34 & 35

[LOGO] Merrill Lynch  Investment Managers

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Global Balanced Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

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